EXHIBIT 23




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
               ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



As independent public accountants, we hereby consent to the incorporation of our report dated June 10, 1994, included in this Form 11-K, into the Company's previously filed Registration Statement File Nos. 2-32091, 2-53247, 2-58696, 33-2161, 33-8842, 33-31095,
33-37690, 33-46096, 33-46097, 33-46098 and 33-50665.





                                             ARTHUR ANDERSEN & CO.

Chicago, Illinois
June 23, 1994